UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                             Headwaters Incorporated
                            ------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-27808                     87-0547337
----------------------------      -------------           ----------------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)              File Number)           Identification Number)


        10653 South River Front Parkway, Suite 300
                   South Jordan, UT                        84095
         ----------------------------------------       ----------
         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01: Regulation FD Disclosure.

       On March 14, 2005, Headwaters announced that it is completing an amendment to its senior secured credit facility. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01: Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1 - Press release announcing Headwaters is amending its senior secured debt.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005                           HEADWATERS INCORPORATED
                                              (Registrant)


                                               By:  /s/ Kirk A. Benson
                                                  -----------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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